The Swiss Helvetia Fund, Inc.
Presentation Materials
January 2011

Swiss Helvetia Fund Inc.

• Country closed-end fund listed on NYSE (SWZ)
• Asset size USD 467 million
• Investments primarily in Swiss equity and equity linked securities for long term capital appreciation
• The Fund can invest up to 10% of net asset value in illiquid investments including privately held companies
• The Fund can buy calls and put options on Swiss indexes and Swiss equities, and sell covered call options on Swiss equities
• Portfolio managers: Ruedi Millisits (New York office), Philippe Comby, CFA, FRM
 (New York Office), Eric Menotti, PhD (Geneva Office) and Alban Gay (Geneva
 Office). Each portfolio manager has more than 15 years of cumulative knowledge of Swiss companies
Description
Investment Philosophy
• Focus on under-valued growth companies with sustainable competitive advantages
• Attention to intangible: management vision and execution, corporate culture, corporate governance, “brand” recognition
• Fundamental analysis, focus on business model, size of the opportunity, deep understanding of products and services of companies, leveraging local presence in
 Switzerland for investments in mid and small sized companies
• Using synergies between private equity due diligence process and public equity investment cases build-up

Swiss Economy Review

5
4
3
2
1
0
-1
-2
-3
-4
-5
-6
y/y-change in percent
00
01
02
03
04
05
06
07
08
09
10
US
Eurozone
Switzerland
Source: Reuters EcoWin, UBS WMR

Swiss economy: still on track
• Swiss GDP growth expected to be above 2.5% in 2010
• … experiencing a strong recovery already pushing GDP growth back up to pre-
 crisis levels
% change of real GDP over previous year

Percentage Points
3
2
1
0
-1
-2
-3
-4
00
01
02
03
04
05
06
07
08
09
10
Inventories
Net exports
Fixed Investment
Government consumption
Private consumption
Real GDP, in % q/q

Source: Reuters EcoWin, UBS WMR

Economic growth in Switzerland
Quarterly growth contributions
• Expected Q4 2010 GDP growth slight setback quarter-on-quarter due to:
 ✓ Weaker contribution from net exports
 ✓ Growth compensation from the construction sector and private consumption to compensate for the weak readings in Q2 2010
• Year-on-year growth rate estimated to be above its long-term trend

y/y-change in percent
Index
01
02
03
04
05
06
07
08
09
10
Real private consumption
Consumer sentiment
Source: Reuters EcoWin, UBS WMR

Standardized
01
02
03
04
05
06
07
08
09
10
US (Conference Board)
Eurozone (European Commission)
Switzerland (seco)
Source: Reuters EcoWin, UBS WMR

Strong consumer sentiment
• Private consumption benefits from sustained sentiment indicators
• Solid employment situation will sustain private consumption going forward
% change of real private consumption
and consumer sentiment
Consumer sentiment

5
4
3
2
1
0
-1
-2
-3
-4
y/y-change in percent
00
01
02
03
04
05
06
07
08
09
10
Real GDP growth, interpolated
KOF economic barometer

Source: Reuters EcoWin, UBS WMR

Leading economic indicator back to 2007 levels
• Swiss industrial data and business confidence remain at high levels consistent with further economic growth
• Robust PMI and KOF indicators highlight the resilience of most of the Swiss business sectors
 ✓ Watch industry, chemical and machinery sectors being the strongest
• Swiss Franc strength, no detrimental impact yet
• The Swiss economy has a diversified export structure which is also benefiting from the emerging economies strength
% change over previous year

12.5
10.0
7.5
5.0
2.5
0.0
-2.5
-5.0
-7.5
-10.0
-12.5
y/y-change in percent
89
88
87
86
85
84
83
82
81
80
79
78
77
76
Percent
01
02
03
04
05
06
07
08
09
10
Fixed investment in equipment and software, 4-quarter-moving average
Capacity utilization

Source: Reuters EcoWin, UBS WMR

Capital spending / impressive recovery
• Steadily climbing capacity utilization rates
• Recovery has gained momentum in the last couple of months
% change over previous year

Portfolio Analysis

- Share price performance: +20.75%*
- Discount evolution: 1.43% lower
- Share buy-back: 6.5% of outstanding shares bought back for
 USD 24,400,000 in cash
- Distribution: USD 14,881,535 or 4.16% yield on average share price
-Private equity portfolio: making important progress, one
company going public, and all except one holding signing
significant partnership deals

2010 Highlights
*Total return preliminary calculation, dividend reinvested at share price of last trading day of 2010 - source Citi
Group, Fund’s administrator

Technology 0.92
Financial Services 2.06
Telecom 0.94
Travel and Leisure 0.30
Retail 0.71
Utilities 0.20
Media 0.10
Basic Resources 0.18
Construction 3.42
Chemicals 4.38
Energy 4.41
Personal Goods 4.84
Insurance 6.86
Industrial Goods and Services 10.73
Banks 13.38
Food and Beverage 19.63
Healthcare 26.95

Swiss Market Structure: Industry Group Weighting (Swiss
Performance Index) 12/31/2010

Personal Goods
Retail
Media
Travel and Leisure
Technology
Basic Resources
Industrial Goods and Services
Financial Services
Food and Beverage
Insurance
Chemicals
Telecom
Construction
Banks
Utilities
Energy
55.71
51.09
35.53
34.46
24.57
21.53
16.71
12.52
9.6
5.12
4.59
3.92
2.23
-11.58
-14.37
-24.28
-30
-20
-10
0
10
20
30
40
50
60

Swiss Industry Group Performance
12/31/09 - 12/31/10
SPI Index return: 2.90%

HEALTHCARE 21.9%
FOOD & BEVERAGES 18.5%
INDUSTRIAL GOODS & SERVICES 18.1%
PERSONAL GOODS AND SERVICES 6.1%
BANKS 5.7%
FINANCIAL SERVICES 4.8%
PRIVATE EQUITY 4.8%
ENERGY 4.5%
RETAIL 4.0%
CONSTRUCTION & MATERIALS 3.1%
TRAVEL & LEISURE 3.0%
INSURANCE 2.8%
CHEMICALS 2.7%
TECHNOLOGY 1.3%
CASH & Dividend Payable -1.4%

SWZ Sector Exposure (12/31/10)

INDUSTRIAL GOODS & SERVICES
PRIVATE EQUITY
RETAIL
FINANCIAL SERVICES
TRAVEL & LEISURE
PERSONAL GOODS AND SERVICES
ENERGY
TECHNOLOGY
CALLS ON INDICES
AUTO & PART
PUTS ON INDICES
MEDIA
BASIC RESOURCES
UTILITIES
CONSTRUCTION & MATERIAL
TELECOM
CASH
CHEMICALS
FOOD & BEVERAGES
INSURANCE
HEALTHCARE
BANKS
7.69%
4.77%
3.30%
2.74%
2.71%
1.20%
0.46%
0.39%
0.00%
0.00%
0.00%
-0.10%
-0.19%
-0.19%
-0.39%
-0.95%
-1.37%
-1.51%
-2.43%
-3.84%
-5.46%
-6.81%
-8%
-6%
-4%
-2%
0%
2%
4%
6%
8%

SWZ Sector Exposure vs Swiss Performance Index (12/31/10)

NESTLE SA REGISTERED	16.95%
NOVARTIS, REGISTERED	13.57%
ROCHE HOLDINGS - GENUS	6.04%
COMPAGNIE FINANCIERE RICHEMONT SA	3.19%
UBS AG - REGISTERED	3.11%
ZURICH FINANCIAL SERVICES AG	2.67%
SWATCH GROUP	2.65%
TRANSOCEAN LTD.	2.64%
SULZER AG	2.50%
CREDIT SUISSE, REG	2.41%

SWZ Ten Largest Positions as of 12/31/10

SWZ Histogram
number of stocks
14
12
10
8
6
4
2
0
0.01%
0.02%
0.03%
0.10%
0.20%
0.30%
0.40%
0.50%
0.80%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
5.00%
10.00%
21.00%
% weight in SWZ
Frequency

SWZ stocks weighting distribution
Bin	Frequency
0.01%	0
0.02%	0
0.03%	0
0.10%	1
0.20%	1
0.30%	2
0.40%	3
0.50%	5
0.80%	5
1.00%	8
1.50%	13
2.00%	4
2.50%	5
3.00%	1
3.50%	2
4.00%	1
5.00%	0
10.00%	1
21.00%	2

Total stocks	54

SPI Histogram
number of stocks
70
60
50
40
30
20
10
0
0.00010%
0.01%
0.02%
0.03%
0.10%
0.20%
0.30%
0.40%
0.50%
0.80%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
5.00%
10.00%
21.00%
% weight in the SPI
Frequency

Swiss Performance Index: stocks weighting distribution

Bin	Frequency
0.00010%	0
0.01%	58
0.02%	30
0.03%	21
0.10%	49
0.20%	16
0.30%	12
0.40%	7
0.50%	5
0.80%	5
1.00%	5
1.50%	2
2.00%	3
2.50%	1
3.00%	2
3.50%	0
4.00%	1
5.00%	2
10.00%	1
21.00%	3

Total stocks	223

1.25
1.2
1.15
1.1
1.05
1
0.95
0.9
7.52%
10.92%
1.49%
20.75%
Initial Investment in SWZ
Local Return
CHF Appreciation
Reduction of Discount to Nav
Total Return of the Share in USD

18

SWZ Share Price Performance Drivers
12/31/09 - 12/31/10
Total return preliminary calculation, dividend reinvested at share price of last trading day of 2010 - source Citi Group,
Fund’s administrator

$1.03
$1.01
$0.99
$0.97
$0.95
$0.93
$0.91
$0.89
$0.87
$0.85
$1.00
9.78%
6.71%
0.95%
$0.9722
Initial Investment in SWZ
Local Market Return
CHF Appreciation
Reduction of Discount to NAV
Total Return of the Share in USD

19

SWZ Share Price Performance Drivers
Three Years through 12/13/2010
-
*Total return for 2010 , preliminary calculation, dividend reinvested at share price of last trading day of 2010 -
source Citi Group, Fund’s administrator

GRAB
EquityBBAT
File download complete.
1) Reports
2) Options
3) Source Data
Bloomberg Attribution
ALPHA Portfolio
NEW SWZ.XLS
vs
Index
SPI SWISS PERFORMANCE IX
Time
Custom
Start
12/31/2009
End
12/31/2010
Currency
CHF
Portfolio Return 7.37
Benchmark Return 2.90
Active Return 4.47
Currency
Allocation 4.56
Selection 0.38
Interaction
Avg Active Weight
GICS Sectors
Total
Cash 7.50 -0.16
Consumer Discretionary 4.96 2.07
Information Technology 2.67 0.10
Utilities 0.76 -0.28
Industrials 0.62 1.35
Not Classified -0.00 0.00
Energy -0.86 1.36
Telecommunication Services -0.95 -0.06
Consumer Staples -1.29 -0.04
Materials -1.66 -0.72
Health Care -4.11 0.61
Financials -7.64 0.24
Show All
Currency
Allocation
Selection
Interaction
5) Summary
6) Detail
7) Heatmap
8) Scatter
9) Return Drivers
10) Holdings
Australia 61 2 9777 8600 Brazil 5511 3048 4500 Europe 44 20 7330 7500 Germany 49 69 9204 1210 Hong Kong 852 2977 6000
Japan 81 3 3201 8900 Singapore 65 6212 1000 U.S. 1 212 318 2000 Copyright 2011 Bloomberg Finance L.P.
SN 837111 G713-301-0 13-Jan-11 10:12:26

SWZ Performance Attribution (12/31/2009-12/31/2010)
based on GICS Sectors
Source: Bloomberg Portfolio Analytics

18
16
14
12
10
8
6
Net Asset Value (NAV)
Last Price
0
-2
-4
-6
-8
-10
-12
-14
-16
-18
1/1/2010
2/1/2010
3/1/2010
4/1/2010
5/1/2010
6/1/2010
7/1/2010
8/1/2010
9/1/2010
10/1/2010
11/1/2010
12/1/2010

SWZ Share Price/ NAV/ Discount to NAV (12/31/09-12/31/10)

payout per year / average share price for the year (monthly observations)
payout average : 6.709%
12%
10%
8%
6%
4%
2%
0%
3.65%
6.57%
7.47%
9.70%
2.59%
5.88%
6.67%
7.00%
10.97%
11.04%
10.42%
2.27%
5.55%
4.15%
Dec-97
Dec-98
Dec-99
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Dec-09
Dec-10

SWZ Distribution Yield

CORRELATION MATRIX (weekly data)	10Y	1Y

EUR-USD X-RATE (USD per Euro)	33.57%	47.35%
USD-CHF X-RATE (CHF per USD)	-26.29%	-62.80%
Bloomberg West Texas Interm.	20.37%	69.65%
CBOE SPX VOLATILITY INDX	-50.46%	-76.03%
DJ US REAL ESTATE INDEX	50.60%	64.68%
US Continuing Jobless Claims S	-2.85%	-14.61%
Federal Reserve US H.15 T Note	13.01%	13.67%
BBA LIBOR USD 3 Month	-14.35%	-43.68%
BarCap US Inflation Linked Bonds	-0.15%	8.33%
S&P 500 FINANCIALS INDEX	63.58%	73.23%
ABC News US Weekly Consumer Conf.	3.08%	22.63%
MSCI EM (Emerging Market Equities)	61.95%	88.59%

SWZ Returns Macro Factors Correlations

Sector Highlights (I)
Consumers
• Lindt gives an exposure to mid-sized food & beverage industry with a strong brand name
 ✓ Key growth drivers are the US and the UK with potential for market share gains
 ✓ Soft commodity prices (cacao, sugar) will continue to add volatility and the strong currency will negatively impact 2010 earnings
• Exposure to airline catering industry through Gate Group
 ✓ Gate Group is the second biggest company in revenues behind Lufthansa (LSG Sky
 Chef)
 ✓ Consolidation within the airline catering industry will continue (Gate Group / Cara Airline
 Sol and additional acquisitions expected following capital increase)
 ✓ Pick up in passenger number (Sept) in North America and Europe
• High record sales for luxury goods for 2010 continued to benefit from Middle East and emerging market demand
 ✓ Biggest market growth opportunity remains Hong Kong and China for the watch industry in contrast to Europe, which remained weak
 ✓ Some watch brands are now having to contend with component shortages
• Profits were taken on high valuation of the luxury good sector despite continuous positive outlook for 2011

Sector Highlights (II)
Industrials
• Recent reports on European leading indicators (PMI) are reassuring and orders intakes in the
 Swiss machinery industry continued to rise in the third quarter as reported by SwissMem
• The outperformance of the industrial segment of the SPI (+ 12% YTD) reflect solid quarter figures
• The small and mid cap segment had the most spectacular performance since mid-2010. Early cyclical sectors supplying machines and equipment like Georg Fischer (+40% H2) and
 Winterthur Technologies (+42%) have benefitted from demand in Asia and in Continental
 Europe
• The provider of logistics services in the sea and air freight activities have benefited with double digit volume growth (Kühne+Nagel)
• IATA’s market outlook expects this trend to continue and forecasts volume growth of 5% for
 2011

Sector Highlights (III)
Healthcare
• Healthcare continued to be out of favor and is seen as value trap for investors
• Rerating of the sector should not occur before mid next year. However, stock picking offers interesting opportunities in Switzerland
• Healthcare reforms, challenging regulatory environment and enhanced competitions from generics and “me-too” products are structural problems in the industry
• The fundamental drivers of the industry are unchanged: need for innovative medicines, efficient improvement in drug development.
• The following themes will be central:
 ✓ Emerging markets: up to two-third of future growth is expected to be generated from emerging markets. Sandoz provides a substantial competitive edge to the Novartis group
 ✓ Regulatory pathways for bio-generic drugs will be clarified. The bio-generics will represent large opportunities in the next decade (> $60 billion in revenue). Beside Lonza and Teva, only large players like Sandoz, Pfizer and Merck have the financial strength and skills to enter the market
 (i.e. monoclonal antibody)
 ✓ Large acquisitions (Novartis and Alcon) will likely not change the perception of the pharma industry. In Switzerland, mid-sized acquisitions could trigger new interests for the biotech sector
• In medical technology, the discretionary markets such as dental implants (i.e. Nobel,
 Straumann) have stabilized. The spine business suffered from deteriorating pricing conditions in the US over the past quarters (i.e. Synthes). Q4 2010 should see another 5% to 10% price decline before a new level is reached

Sector highlights (IV)
Banks (SWZ: sector underweight)
• New double-taxation agreement with Germany signed in October (compliant with OECD Art.
 26, ie no differentiation between tax evasion and tax fraud) coupled with further negotiations on tax matters starting in early 2011:
 ✓ Regularization of legacy assets through a unique levy of approximately 25% implying tax-
 revenue of more than CHF 40 billion for Germany
 ✓ Final withholding tax on capital income collected by Swiss banks and paid to Germany
 ✓ Extended administrative assistance in the future
 ✓ Mutual market access for financial institutions
• Advantages from a Swiss perspective:
 ✓ Delay pressure to join Europe-wide automated data exchange for tax purposes at least for a number of years
 ✓ Remove legal risk for institutions and individuals reducing uncertainty
 ✓ Enhance growth prospects via improved market access in Germany and potentially other
 European countries.
 ✓ Favorable outcome for Swiss banks and the financial center as the impact in terms of outflows and profitability remains limited:
 ▪ 4-7% impact on pretax earnings in case of a German tax amnesty
 ✓ Similar development could be expected with other countries
 ▪ Declaration already signed between Switzerland and the UK in October

Sector highlights (V)
Banks (SWZ: sector underweight)
• Banking sector dramatically underperformed the SPI index year-to-date and since the beginning of Q4 2010 as Eurozone Sovereign debt concerns intensified recently
• Weak fiscal situation in peripheral Europe countries should continue to weigh on the sector in
 2011 with Portugal likely to request IMF/EU rescue package in the foreseeable future
• Investment banking faced many headwinds in H2 2010 that will continue in 2011
• Low sector valuation still prevailing (P/E 11E 8.3x, P/B 11E 1.1x) reflecting low secular growth, lower revenue quality and declining profitability going forward
• Swiss Commission recommendations (too-big-to-fail) impact on UBS and Credit:
 ✓ Hold at least 10% of common Tier 1 capital ratio vs Basel III minimum requirement of 7%
 ✓ Hold at least 19% of total capital ratio (common equity and contingent convertible capital) vs Basel III at
 10.5%
 ✓ Starting from 2013, with fulfillment of the requirements by the latest at the end of 2018
 ✓ UBS expected to fulfill requirements for the common Tier 1 in 2012 with no dividend paid out, while CS expected to meet requirement from 2013 or 2014 as it will pay out dividends going forward
 ✓ Historical ROE of 15% could slightly be reduced but higher than the banking sector average
 ✓ UBS will still benefit from positive momentum in Wealth management as well as a turnaround in PB
 ✓ US and UK are also looking into adding an additional buffer on top of the Basel III recommended 7%
 Common Tier 1 ratio for their systemically important banks
• Key risks remain contagion from sovereign debt risks to Spain and Italy. Austerity plans may affect Eurozone GDP growth

Sector highlights (VI)
Energy
• The representation of the energy sector is increasing in the Swiss indices
 ✓ The off-shore drilling company Transocean was first traded on the SWX in April and incorporated in SMI in June 2010
 ✓ In Nov 2010, the service provider for oil and natural gas producers Weatherford started trading on the SWX
 ✓ Additional energy company could join the SWX (i.e. Noble Energy)
• Transocean focus on the attractive deepwater and ultra-deep water business, which will show high structural growth
 ✓ ROIC has fallen over the last few years due to significant investments (new floaters) but is a high margin business (Ebitda ~50%)
 ✓ Customers’ expectations of future commodity prices will continue to drive demand for rigs
 ✓ Recent reports on Deepwater Horizon may discharge Transocean and lower the liability discount

12/31/09 - 12/31/10 (CHF)

Fund Total Return %
Index Total Return %
10.00
8.00
6.00
4.00
2.00
0.00
-2.00
-4.00
7.30%
2.86%
5.00
4.00
3.00
2.00
1.00
0.00
-1.00
-2.00
1/15/2010
1/29/2010
2/12/2010
2/26/2010
3/19/2010
4/2/2010
4/16/2010
4/30/2010
5/14/2010
5/28/2010
6/11/2010
6/25/2010
7/16/2010
7/30/2010
8/13/2010
8/27/2010
9/10/2010
9/24/2010
10/8/2010
10/22/2010
11/5/2010
11/19/2010
12/3/2010
12/17/2010
12/31/2010

30

SWZ total return comparison versus the SPI
Fund’s total return preliminary calculation, dividend reinvested at share price of last trading day of 2010 - source
Citi Group, Fund’s administrator

Portfolio statistics
Source: Bloomberg Portfolio Analytics

Risk: Weekly	Portfolio	Benchmark
Standard Deviation 1 Year(s)	12.68	14.22
Beta 1 Year(s)	0.86	--
Correlation 1 Year(s)	0.96	--
R-Squared 1 Year(s)	0.93	--
Information Ratio 1 Year(s)	1.02	--
Sharpe Ratio vs Risk Free 1 Year(s)	0.59	0.23
Tracking Error 1 Year(s)	4	--

2010
2007
EYESENSE
KUROS
NovImmune
TURNING SCIENCE INTO MEDICINE
synosia™
THERAPEUTICS
aravis
VENTURE ASSOCIATES
Zurmont Madison
PRIVATE EQUITY

Seed
Early - - - - - -
Expansion / Capital
development
Maturity stage
Type of investment
Equity / Convertible Debt (bridge loan)
Leverage
Late - stage
Selection of private equity holdings
SPINEART
SWZ Private Equity Holdings

Direct Investments

synosia THERAPEUTICS

BioTie THERAPIES

NovImmune TURNING SCIENCE INTO MEDICINE

KUROS

EYESENSE A Diagnostic Device Company

Limited Partnerships

Zurmont Madison PRIVATE EQUITY

aravis VENTURE ASSOCIATES

Evolution of Private Equity Portfolio
Companies
Description
Progress in 2010/2011 and Exit
First Swiss Limited Partnership approved by the
Swiss regulator Finma. Aravis is one of the most
active venture capital in the Swiss market with
expertise in biotechnology and renewable energy
Zurmont is a partnership focusing on the financing of
buyouts and succession solutions for small to mid-
sized industrial and consumer goods companies in
Switzerland, Germany and Austria
Synosia focuses on innovative best in class
products for unmet medical needs in neurology and
psychiatry
NovImmune develops therapeutic monoclonal
antibodies to treat patients suffering from immune
related disorders
Kuros develops biomaterial based products for
localized therapy in trauma, spine and wound
Diagnostic device company
Strategic partnership with
UCB (Oct. 2010) / Merger
with the listed company
Biotie (February 2011)
Strategic partnership signed
with Roche/ Genentech in July
2010
Total amount invested in
portfolio companies is 51%.
Strategic partnership signed
with Qiagen in January 2011
SPINEART
Develop and market an innovative full range of
spine products, including fusion and motion
preservation devices
Distribution agreement signed
with Sanofi for the German
market

MORNINGSTAR.com

	Morningstar Return	Morningstar Risk	Morningstar Rating
3 Year	Above Average	Low	★★★★
5 Year	Below Average	Low	★★★★
10 Year	Average	Low	★★★
Overall	Average	Low	★★★★

Morningstar 1 awarded The Swiss Helvetia Fund, Inc.:
1 Morningstar is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance and may change monthly.
Its ratings of one (low) and five (high) stars are based on a fund’s three year five year, ten year and overall average annual total returns with fee adjustments, and a risk factor that reflects fund performance relative to three-month Treasury Bill monthly returns. Only 33% of the funds in an investment category may receive four or five stars. As of November 30, 2010 there were 8 funds in the Fund’s asset category rated by
Morningstar.